SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

 . . . . . . . . . . . . . . .LEHMAN BROTHERS INSTITUTIONAL FUNDS
GROUP TRUST. . . . (Name of Registrant as Specified In Its
Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . .ELIZABETH A.
RUSSELL, SECRETARY . . . . . . . . . . . . . (Name of Person(s)
Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction applies:

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computed pursuant to Exchange Act Rule 0-11:1
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and state how it was determined.

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Lehman Brothers Institutional    Funds     Group Trust

Dear Lehman Brothers Institutional Funds Investor:
We are writing to you in connection with the upcoming Special Meeting of Shareholders of the Lehman Brothers Institutional Funds Group Trust (the ``Funds'' or the ``Trust'') to be held on January 31, 1996. The attached Notice of Meeting and Proxy Statement describe several proposals being submitted for your consideration that can be divided into three broad categories:
| Corporate Governance: Proposals Nos. 1 and 5 involve the election of the Board of Trustees and the approval of the Funds' independent auditors;
| Changes to Investment Restrictions: Proposals Nos. 3 and 4 concern changing certain investment restrictions to conform them generally with the Trust's other investment portfolios and the allowable limits available under the Investment Company Act of 1940; and
| Consideration of a New Investment Advisory Agreement: Proposal No. 2 deals with an increase in the contractual investment
advisory fees of Lehman Brothers Global Asset Management    Inc.,
the Funds' investment adviser.     Proposal No. 2, however, will
not impact the 18 basis point cap on the Funds' overall operating expenses (26 basis points with respect to Cash Management Fund and excluding the Service/Distribution fees borne by Class B, C and E)
unless the expense cap    were to be     increased,    which would
only occur     after sixty (60) days notice to shareholders.
The Funds' Board of Trustees carefully considered these matters and has unanimously recommended that you approve them.
We urge you to return your proxy card without delay. We greatly appreciate your continuing support of the Lehman Brothers Institutional Funds.
JAMES A. CARBONE
James A. Carbone
Co-Chairman of the Board of Trustees

ANDREW D. GORDON
Andrew D. Gordon
Co-Chairman of the Board of Trustees
 and President

LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

   One Exchange Place
 Boston, Massachusetts 02109


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 31, 1996


To the Shareholders of

Lehman Brothers Institutional Funds Group Trust:
Notice is hereby given that a Special Meeting of Shareholders of Lehman Brothers Institutional Funds Group Trust (the ``Trust''), a Massachusetts business trust consisting of the Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Cash Management Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market Fund and Municipal Money
Market Fund (collectively, the ``Funds''), will be held    at the
offices of Lehman Brothers Inc.     at    3 World Financial
Center,     200 Vesey Street, Conference Rm. 2--26th Floor, New
York, New York 10285, on January 31, 1996, at 10:00 a.m., for the following purposes:
1. To elect six (6) Trustees of the Trust. (Proposal 1)
2. To approve or disapprove a proposed new investment advisory agreement for each Fund between the Trust, on behalf of such Fund, and Lehman Brothers Global Asset Management Inc. (``LBGAM''), each Fund's Investment Adviser. (Proposal 2)
3. To approve or disapprove the modification of each Fund's (except the Cash Management Fund's) investment restriction regarding borrowing. (Proposal 3)
4. To approve or disapprove the modification of each Fund's (except the Cash Management Fund's) investment restriction regarding making loans. (Proposal 4)
5. To ratify or reject the selection of Ernst & Young LLP as the independent public accountants being employed by the Trust for the fiscal year ending January 31, 1996. (Proposal 5)
6. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.
These Proposals are discussed in greater detail in the attached
Proxy Statement.
The close of business on December 21, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED
PROXY CARD AND RETURN IT PROMPTLY EITHER BY FAX    (617) 871-
2569     OR IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
By Order of the Board of Trustees

Patricia L. Bickimer
 Secretary
   January 3, 1996
Instructions for Signing Proxy Cards
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration   Valid Signature
Corporate Accounts

(1) ABC Corp.    ABC Corp.

(2) ABC Corp.    John Doe, Treasurer

(3) ABC Corp.

  c/o John Doe, Treasurer    John Doe
(4) ABC Corp. Profit Sharing Plan    John Doe, Trustee

Trust Accounts

(1) ABC Trust    Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee    Jane B. Doe

    u/t/d 12/28/78

Custodial or Estate Accounts

(1) John B. Smith, Cust.

  f/b/o John B. Smith, Jr. UGMA   John B. Smith, Jr.
(2) John B. Smith   John B. Smith, Jr., Executor


LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

   One Exchange Place
 Boston, Massachusetts 02109

SPECIAL MEETING OF SHAREHOLDERS
 January 31, 1996

PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the ``Board'') of Lehman Brothers Institutional Funds Group Trust (the ``Trust'') for use at a Special Meeting of Shareholders of the Trust to be held on January 31, 1996, at 10:00 a.m. at 200 Vesey Street, Conference Rm. 2--26th Floor, New York, New York 10285, and at any adjournments thereof (the ``Meeting''). The Trust is comprised of the Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Cash Management Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market Fund and Municipal Money Market Fund (collectively, the ``Funds''). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.
Proxy solicitations will be made primarily by mail but officers of the Trust; officers and employees of First Data Investor Services Group, Inc. (``FDISG'' or the ``Administrator''), the Trust's administrator; affiliates of FDISG; officers and employees of Lehman Brothers Inc. (``Lehman''), the Trust's distributor; or other representatives of the Trust may also solicit proxies by telephone, electronic mail or in person. The costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual and semi-annual reports are available upon request, without charge, by writing to the Trust at One Exchange Place, Boston, MA 02109 or calling the Trust at 1-800-368-5556. This Proxy Statement is first being mailed to
shareholders on or about    January 3, 1996.
The Trust currently issues four classes of shares of beneficial interest (``Shares'') of each of the Funds except the Cash Management Fund, which has only one class of Shares. Shareholders of each Fund will vote separately on proposals 2, 3 and 4 with respect to such Fund. Shareholders of all Funds will vote together on proposals 1 and 5. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Trustees and FOR the other matters listed in the accompanying Notice of a Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.
In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items is not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares of the Trust present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.


   The close of business on December 21, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, including all adjournments thereof. On the record date there were outstanding 5,380,980,687.98 shares of the Prime Money Market Fund, 2,107,558,759.33 shares of the Prime Value Money Market Fund, 118,693,800.32 shares of the Government Obligations Money Market Fund, 1,040,116.10 shares of the Cash Management Fund, 250,592,015.97 shares of the Treasury Instruments Money Market Fund II, 75,640,162.76 shares of the Tax-Free Money Market Fund and 114,792,248.60 shares of the Municipal Money Market Fund. Appendix A to this Proxy Statement sets forth with respect to each Fund a list of shareholders who, to the knowledge of the
management of the Trust,     beneficially own more than 5% of the
outstanding shares of such Fund as of the record date. As of the record date, the officers and the Trustees of the Trust beneficially owned less than 1% of the outstanding shares of each Fund of the Trust.
Summary of Proposals
The table set forth below lists each proposal contained in the Proxy Statement and the Funds whose shareholders will be voting on the proposal.
Proposal Number Proposal Summary
Fund(s)
Proposal 1    Election of six (6) Trustees of the Trust.
All Funds
Proposal 2    Approval or disapproval of a new investment advisory
agreement between the Trust, on behalf of each Fund, and    Lehman
Brothers Global Asset Management Inc., each Fund's     investment
adviser, containing substantially the same terms as the current investment advisory agreement, with the exception of an increase
in the    contractual investment advisory fees. This proposal will
not impact the 18 basis point cap on the Funds' overall operating expenses (26 basis points with respect to Cash Management Fund and excluding any service and distribution fees) unless the expense cap is increased after sixty (60) days notice to shareholders.
All Funds
Proposal 3    Approval or disapproval of the modification of each
Fund's investment restriction regarding borrowing.     All Funds
(except Cash Management Fund)
Proposal 4    Approval or disapproval of the modification of each
Fund's investment restriction regarding making loans. All Funds
(except Cash Management Fund) Proposal 5    Ratification or
rejection of the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending January
31, 1996.   All Funds
   Proposal 1. All Funds

To Elect Six (6) Trustees Of The Trust
The Proposal

At the Meeting, shareholders will be asked to elect six (6) Trustees. Each of the nominees currently serves as a Trustee of the Trust and has consented to continue serving as a Trustee of the Trust if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
If elected, the Trustees will hold office without limit in time except that a Trustee may resign at any time and/or may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Trustees. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees.
Set forth below is a list of the nominees together with certain other information.

Name, Age, Principal         Position with    Served as a
Number of Shares and
Occupation and Other       the Trust          Trustee Since    %
Beneficially Owned***
Trusteeships**  During
as of December 21, 1995
 the Past Five Years

Charles F. Barber, Age 78
 Consultant; formerly
Chairman of the Board,
ASARCO Incorporated        Trustee             1993
    None
*James A. Carbone, Age 43
 Managing Director,
Lehman Brothers Inc.          Co-Chairman      1995
   None
                                               of the Board
                                               and Trustee
 Burt N. Dorsett, Age 65
 Managing Partner,
Dorsett McCabe Capital
Management, Inc.,
 an investment counseling
 firm; Director, Research
Corporation Technologies,
 a non-profit patent-clearing
 and licensing operation;
 formerly President,
Westinghouse Pension
Investments Corporation;
formerly Executive Vice
President and Trustee,
College Retirement Equities
Fund, Inc., a variable annuity
 fund; and formerly Investment
 Officer, University of Rochester      Trustee              1993
    None

*Andrew D. Gordon, Age 41
Managing Director, Lehman
Brothers Inc. Co-Chairman
 of the Board,                                   Trustee and

President                1994                        None
Edward J. Kaier, Age 50
 Partner with the Law Firm
of Hepburn Willcox Hamilton
 & Putnam                                           Trustee
1993                       None
 S. Donald Wiley, Age 69
 Vice-Chairman and Trustee,
H.J. Heinz Company Foundation;
prior to October 1990, Senior Vice
 President, General Counsel and
 Secretary, H.J. Heinz Company       Trustee                 1993
    None

* ``Interested person'' of the Trust, as defined in the Investment Company Act of 1940 (the ``1940 Act'') by virtue of his position, or a relative's position, as an officer or director of the Trust's investment adviser, distributor or one of their affiliates.
** Directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the ``SEC'') other than registered investment companies.
*** For this purpose, ``beneficial ownership'' is defined under
Section 13(d) of the Securities Exchange Act of 1934. The information as to beneficial ownership is based upon information furnished to the Trust by the nominees.

The following Officers of the Trust continue to serve in that capacity until their resignation or removal.

Name, Age, Principal   Position with   Served as an Officer
Number of Shares
 Occupation                  the Trust          Since
and % Beneficially
and Trusteeships*
Owned** as of
During the Past Five Years
December 21, 1995
 and % Beneficially

John M. Winters, Age 46
Senior Vice President and
Senior Money Market
Portfolio
 Manager, Lehman Brothers
Global Asset Management Inc.;
formerly Product Manager with
 Lehman Brothers Capital
Markets Group                       Vice President and
                                                  Investment
Officer            1993       None

Nicholas Rabiecki, III, Age 37
 Vice President and Senior
 Portfolio Manager, Lehman
Brothers Global Asset
Management Inc.; formerly
 Senior Fixed-Income Portfolio
Manager with Chase Private
 Banking                                   Vice President and
                                                   Investment
Officer           1994       None
 Michael C. Kardok, Age 36
 Vice President, First Data
Investor Services Group, Inc.;
prior to May 1994, Vice President,
 The Boston Company Advisors,
 Inc.                                             Treasurer
1994      None
 Patricia L. Bickimer, Age 42
 Vice President and Associate
 General Counsel, First Data
 Investor Services Group, Inc.;
 prior to May 1994, Vice President
 and Associate General Counsel,
The Boston Company Advisors,
 Inc.                                              Secretary
1994        None

* Directorships, general partnerships or trusteeships of companies that are required to report to the SEC other than registered investment companies.
** For this purpose, ``beneficial ownership'' is defined under
Section 13(d) of the Securities Exchange Act of 1934. The information as to beneficial ownership is based upon information furnished to the Trust by the nominees.
No officer, director, or employee of Lehman, Lehman Brothers Global Asset Management Inc. (``LBGAM'' or the ``Adviser''), or any of their parents or subsidiaries receives any compensation from the Trust for serving as an Officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, trustee or employee of Lehman, LBGAM or any of their affiliates $20,000 per annum plus $1,250 per meeting attended and reimburses them for travel and out-of-pocket expenses. The Trust held four Board Meetings during the fiscal year ended January 31, 1995, all of which were regular meetings. Each of the Trustees attended all of the scheduled Meetings of the Board and of any committee of the Board of which he was a member. The aggregate remuneration paid to Trustees by the Trust for the fiscal year ended January 31, 1995
amounted to    $104,841 (including     reimbursement for travel
and out-of-pocket expenses).
The table below shows the compensation that the incumbent Trustees received during the Trust's last fiscal year. The Officers of the Trust receive no compensation from the Trust for serving in such capacity.
Compensation Table

Name of Person,Position     Aggregate        Pension or
Estimated    Total
                                                Compensation
Retirement   Annual        Compensation
                                                From Trust
Benefits        Benefits      From the Trust

Accrued as   Upon           and Fund Complex

Part of Trust  Retirement   Paid to Trustees**

Expenses
 Charles F. Barber
 Trustee                                     $25,000
$0                     N/A            $25,000 (1)
 *James A. Carbone
Co-Chairman of the
 Board and Trustee                  $0                         $0
N/A             $0 (2)
 Burt N. Dorsett
 Trustee                                     $25,000
$0                      N/A             $52,500 (2)
*Andrew D. Gordon
 Co-Chairman of the
 Board,        Trustee
   and President                   $0                        $0
N/A              $0 (2)
 Edward J. Kaier
 Trustee                                    $25,000
$0                      N/A              $25,000 (1)
 S. Donald Wiley
 Trustee                                    $25,000
$0                      N/A               $25,000 (1)


* ``Interested person'' of the Trust, as defined in the 1940 Act, by virtue of his position, or a relative's position, as an officer
or director of the    Funds'     investment adviser, distributor
or one of their affiliates.
** Represents the total compensation paid to such persons by all investment companies (including the Trust) from which such person received compensation during the fiscal year ended January 31, 1995 that are considered part of the same ``fund complex'' as the Trust because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies, including the Trust.
The Board of Trustees has an Audit Committee consisting of all Trustees who are not ``interested persons'' (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent accountants to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent accountants. This committee currently consists of Messrs. Barber, Dorsett, Kaier and Wiley. The Audit Committee met once during the fiscal year ended January 31, 1995.
The Board also has a Nominating Committee consisting of not less than three members of the Board who are not ``interested persons'' of the Trust. The purpose of the Nominating Committee is to select and nominate those Trustees who are not ``interested persons'' of the Trust. This committee currently consists of Messrs. Barber, Dorsett, Kaier and Wiley. The Nominating Committee did not meet during the fiscal year ended January 31, 1995.
Required Vote
Election of each of the listed nominees for Trustees of the Trust must be approved by a plurality of the votes cast at the Meeting in person or by proxy, with shareholders of the Funds voting as a single class.
THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE ``FOR'' THE ELECTION OF EACH NOMINEE TO THE BOARD.
Proposal 2. All Funds
TO APPROVE OR DISAPPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT INC.
The Proposal

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (individually, a ``New Agreement'') between the Trust, on behalf of such Fund, and LBGAM. LBGAM, each Fund's investment adviser, is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (``Holdings''). The principal business address of LBGAM and Holdings is 3 World Financial Center, 200 Vesey Street, New York, New York 10285.
   The names, positions with LBGAM and principal occupation of each executive officer and director of LBGAM are set forth in the following table:

Name and Address*         Position with LBGAM   Principal
Occupation
Robert J. Lunn                     Director and Chief        Head
of Financial Services Division --
                                               Executive Officer
Lehman
James A. Carbone               Director and President  Head of
Asset Management

-- Lehman
Andrew D. Gordon              Director and Chief         Managing
Director -- Lehman
                                                Operating Officer
Peter Barbieri                        Chief Financial Officer
Senior Vice President -- Lehman
Jack H. Jacobs                      Managing Director
Managing Director -- Lehman
 Andrew T. Osinski              Managing Director        Managing
Director -- Lehman
 John M. Winters                 Senior Vice President    Senior
Portfolio Manager -- Lehman
Timothy J. Donovan       Senior     Vice President
       Portfolio Manager -- Lehman
Ellen M. Bermel                    Vice President
Vice President & Portfolio Manager --

Lehman
Nicholas Rabiecki III            Vice President
Vice President & Portfolio Manager --

Lehman

Amy S. Gilfenbaum                Treasurer
   Treasurer -- Lehman


* The address for each Director and executive officer of LBGAM is 3 World Financial Center, New York, New York 10285.
Each Fund is currently advised by LBGAM under an agreement with the Trust, on behalf of such Fund, dated February 5, 1993 (individually, a ``Current Agreement''). The Current Agreement of each Fund was initially approved by Lehman as the sole shareholder on February 4, 1993, and most recently approved by the Board on December 5, 1995. Pursuant to each Current Agreement, LBGAM is entitled to receive a monthly fee from each Fund at the annual rate of .10% of the value of the Fund's average daily net assets. The New Agreement contains substantially the same terms and conditions found in the Current Agreement with the exception of an
increase in the    contractual     advisory fee to .20% of the
value of each Fund's average daily net assets.
   In addition to investment advisory fees paid to LBGAM, the Trust has also reimbursed Lehman in the amount of $547,639 during the current fiscal year ending January 31, 1996 for certain expenses associated with ``Lehman Brothers ExpressNet'' (``LEX''), a computer-based order entry system. The Trust's reimbursement to Lehman for certain expenses associated with LEX is not impacted by the New Agreement.
   On December 5, 1995, the Board met in person at a meeting called for the purpose of considering, among other things, the New Agreements with LBGAM. It also considered, at that time, continuation of each Fund's Current Agreement with LBGAM and various other possible alternatives. In considering whether to approve the New Agreement for a Fund and to submit it to shareholders of the Fund for their approval, the Board considered a number of factors, including the business organization, investment management experience, financial resources and personnel of LBGAM and its affiliates, and their impact on the Funds. Representatives of LBGAM were present to respond to questions from the Board and its independent counsel. The Board reviewed and considered LBGAM's investment performance on behalf of each Fund and the investment performance of LBGAM in managing funds with objectives and policies similar to those of the Funds. The Board compared the past performance of each Fund with various indices and industry standards. It also compared the advisory fees and total expense ratios under the New Agreement for each Fund with advisory fees and total expense ratios of other similar funds on both a contractual basis and net of fee waivers and expense
reimbursements.     In recommending shareholder approval of the
New Agreement, the Board considered information from the Adviser indicating that advisory fees under the Current Agreement are generally lower than those of comparable funds and that, even with the fee increase proposed under the New Agreement, the Funds' advisory fees would not exceed those of many comparable funds. In
addition, the Board considered the    performance of the Funds
while under the Adviser's management to be superior compared to other similar funds. In light of the fact that the Board considered (a) LBGAM's advisory and management services to be highly satisfactory, (b) the Funds' performance under LBGAM's management to be superior and (c) the advisory fees under the New Agreement to be lower than similiar investment funds, the Board concluded that the advisory fee under the New Agreement for each
Fund was fair and reasonable    .
Since each Fund commenced operations, the Adviser and the Administrator have voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annualized expense ratio at a level no greater than .18% (excluding Rule 12b-1 fees) of average daily net assets with respect to the Funds (.26% in the
case of the Cash Management Fund).    The Adviser and the
Administrator have agreed to maintain the voluntary waivers ``capping'' expenses at .18% under the New Agreement for each Fund (.26% for the Cash Management Fund), if the New Agreement is
approved by shareholders.     These voluntary fee waiver and
expense reimbursement arrangements will not be changed unless shareholders are provided at least 60 days' advance written
notice.        The expense ``cap'' has the effect of limiting the
net fees available to LBGAM and the Administrator to an amount below the contractual rates and eliminating any impact that the proposed fee increase might have on the Funds' performance. Assuming no increase in a Fund's expense ``cap'' above .18% (.26% for the Cash Management Fund), LBGAM will benefit from the proposed fee increase only to the extent that a Fund's expenses
excluding advisory fees     are less than .08% of average net
assets (.16% with respect to the Cash Management Fund). Consequently, the fee increase combined with the expense ``cap'' enhances the economic incentive of LBGAM to actively monitor the expenses borne by the Funds without adversely affecting the Funds' operations and services to shareholders. If the expense ``cap'' were raised, the proposed fee increase could, depending on the level of expenses, result in additional compensation to LBGAM.
   For the fiscal year ended January 31, 1995, the Trust paid LBGAM an aggregate amount of $1,770,467 in investment advisory fees, after giving effect to waivers and reimbursement of expenses of certain Funds. Without such waivers and reimbursements, the aggregate amount paid by the Trust to LBGAM would have been $5,255,719. Had the proposed fee been in effect at the time, the Trust would have paid LBGAM the same amount in investment advisory fees, for the same period, after giving effect to waivers and reimbursement expenses of certain Funds. Without such waivers and reimbursements, the aggregate amount paid by the Trust to LBGAM would have been $10,315,150. These aggregate amounts include fees paid with respect to investment portfolios of the Trust that have ceased operations. The table below sets forth the aggregate amounts that were paid or that would have been paid for the fiscal year ended January 31, 1995 with respect to each Fund operating as of the date of this proxy statement.


                                                      Current
Investment                              Proposed Investment
                                                   Advisory Fees
Advisory Fees

Fund Name         After Waivers and  Absent Waivers  After Waivers
and   Absent Waivers
                             Reimbursements      and
Reimbursements       and

Reimbursements                                      Reimbursements

Prime Money
 Market Fund    $1,215,000                  $2,386,734
$1,215,000                $4,773,468
Prime Value
Money Market
Fund                   $470,165                     $1,858,719
$470,165                   $3,717,438 Government
 Obligations
 Money
 Market Fund    $38,176                       $86,255
$38,176                     $172,510
 Cash Management
 Fund                  $0                                $11,931
$0                              $23,862
Treasury Instruments
Money Market
Fund II               $125,899                      $357,350
$125,899                    $714,700
Tax-Free Money
 Market Fund    $0                                 $59,392
$0                               $118,784
Municipal Money
 Market Fund    $72,797                       $223,512
$72,797                      $447,024
As indicated by the table above, after waivers and reimbursements, had the proposed fee been in effect for the fiscal year ended January 31, 1995 there would have been a 0% increase in the actual advisory fees paid. Absent the waivers and reimbursements in effect for the Funds, the proposed fee increase, expressed as a percentage, would have been 100%.
Information About LBGAM
The following table sets forth pertinent information relative to other investment companies that are advised by LBGAM having similar investment objectives as the Funds:



Investment Advisory Fee Rate*
Fund Name                         Fund Size
Before      After
                                             as of 12/20/95
Waivers   Waivers**
Lehman Brothers
Funds, Inc.

Daily Income Fund            $641,512,930                  .30%
 .20%(1)
 Municipal Income Fund  $217,435,858                  .30%
 .21%(1)
New York Municipal
 Money Market
Fund***                             $ 62,972,596
 .30%             .20%(2)


* Paid monthly at the annual rates listed, based on the value of each Fund's respective average daily net assets. Such fee does not include the administration fee of each Fund.
** LBGAM has agreed to waive voluntarily investment advisory fees from the Daily Income Fund, Municipal Income Fund and New York Municipal Money Market Fund.
*** The New York Municipal Money Market Fund commenced operations on November 6, 1995.
(1) For the year ended July 31, 1995
(2) Estimated
The following tables compare the costs and expenses that a shareholder can expect to incur as an investor in each class of
each Fund    under the Current Agreement,     based upon operating
expenses for the fiscal year    ending     January 31, 1995
(restated to reflect expected fees for the fiscal year ending January 31, 1996), to the costs and expenses under the New
Agreement:
Prime Money Market Fund

                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
Expenses
 (as a percentage
of average net
assets)
 Advisory Fees     .10%     .10%*           .10%      .10%*
 .10%       .10%*       .10%        .10%*
 Rule 12b-1 fees     None     None           .25%      .25%
 .35%        .35%         .15%        .15%
Other Expenses
 -- including
 Administration
 Fees                        .08%     .08%              .08%
 .08%            .08%        .08%         .08%        .08%
Total Fund
 Operating Expenses
(after waivers or
 expense
reimbursement)      .18%     .18%               .43%      .43%
 .53%       .53%           .33%       .33% Total Fund
Operating
 Expenses (absent
waivers and expense
 reimbursement)    .25%       .35%                .50%    .60%
 .60%      .70%            .40%        .50%

Prime Value Money Market Fund

                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
Expenses
 (as a percentage
of average net
assets)
 Advisory Fees     .10%     .10%*           .10%      .10%*
 .10%       .10%*       .10%        .10%*
 Rule 12b-1 fees     None     None           .25%      .25%
 .35%        .35%         .15%        .15%
Other Expenses
 -- including
 Administration
 Fees                        .08%     .08%              .08%
 .08%            .08%        .08%         .08%        .08%
Total Fund
 Operating Expenses
(after waivers or
 expense
reimbursement)      .18%     .18%               .43%      .43%
 .53%       .53%           .33%       .33% Total Fund
Operating
 Expenses (absent
waivers and expense
 reimbursement)    .25%       .35%                .50%    .60%
 .60%      .70%            .40%        .50%
* After waivers or expense reimbursements.


Government Obligations Money Market Fund


                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
 Expenses
 (as a percentage
 of average
 net assets)
 Advisory Fees
 (net of applicable
 fee waivers)          .04%      .04%            .04%
 .04%      .04%       .04%             .04%     .04%
Rule 12b-1 fees      None     None           .25%         .25%
 .35%       .35%             .15%     .15%
 Other Expenses
 -- including
 Administration
 Fees                      .14%       .14%             .14%
 .14%     .14%       .14%             .14%      .14% Total Fund
Operating Expenses
 (after waivers or
 expense
reimbursement)    .18%        .18%            .43%           .43%
 .53%         .53%        .33%    .33%     Total Fund
Operating
 Expenses (absent
 waivers and expense
 reimbursement)   .34%         .44%          .59%            .69%
 .69%         .79%            .49%        .59%

Cash Management Fund


                                  Class A
                                  Current Fees     Proposed Fees
Annual Operating
 Expenses
 (as a percentage
 of average
 net assets)
 Advisory Fees
 (net of applicable
 fee waivers)               .00%                     .00%
 Rule 12b-1 fees          None                    None
Other Expenses
 -- including
 Administration
 Fees                            .26%                     .26%
Total Fund
 Operating Expenses
 (after waivers or
 expense
reimbursement)          .26%                        .26%
Total Fund
Operating Expenses
(absent waivers and
expense
 reimbursement)          1.84%                       1.94%


Treasury Instruments Money Market Fund II

                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
Expenses
 (as a percentage
of average net
assets)
 Advisory Fees     .10%     .10%*           .10%      .10%*
 .10%       .10%*       .10%        .10%*
 Rule 12b-1 fees     None     None           .25%      .25%
 .35%        .35%         .15%        .15%
Other Expenses
 -- including
 Administration
 Fees                        .08%     .08%              .08%
 .08%            .08%        .08%         .08%        .08%
Total Fund
 Operating Expenses
(after waivers or
 expense
reimbursement)      .18%     .18%               .43%      .43%
 .53%       .53%           .33%       .33% Total Fund
Operating
 Expenses (absent
waivers and expense
 reimbursement)    .25%       .35%                .50%    .60%
 .60%      .70%            .40%        .50%
* After waivers or expense reimbursements.

Tax-Free Money Market Fund

                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
 Expenses
 (as a percentage
 of average
 net assets)
 Advisory Fees
 (net of applicable
 fee waivers)          .03%      .03%            .03%
 .03%      .03%       .03%             .03%     .03%
Rule 12b-1 fees      None     None           .25%         .25%
 .35%       .35%             .15%     .15%
 Other Expenses
 -- including
 Administration
 Fees                      .15%       .15%             .15%
 .15%     .15%       .15%             .15%      .15% Total Fund
Operating Expenses
 (after waivers or
 expense
reimbursement)    .18%        .18%            .43%           .43%
 .53%         .53%        .33%    .33%     Total Fund
Operating
 Expenses (absent
 waivers and expense
 reimbursement)   .35%         .45%          .60%            .70%
 .70%         .80%            .50%        .60%

Municipal Money Market Fund


                                Class A                    Class B
Class C                     Class E
                                Current  Proposed  Current
Proposed  Current  Proposed  Current  Proposed
                                Fees       Fees           Fees
Fees           Fees       Fees          Fees       Fees
Annual Operating
 Expenses
 (as a percentage
 of average
 net assets)
 Advisory Fees
 (net of applicable
 fee waivers)          .06%      .06%            .06%
 .06%      .06%       .06%             .06%     .06%
Rule 12b-1 fees      None     None           .25%         .25%
 .35%       .35%             .15%     .15%
 Other Expenses
 -- including
 Administration
 Fees                      .12%       .12%             .12%
 .12%     .12%       .12%             .12%      .12% Total Fund
Operating Expenses
 (after waivers or
 expense
reimbursement)    .18%        .18%     .43%           .43%
 .53%    .53%     .33%   .33%     Total Fund
Operating
 Expenses (absent
 waivers and expense
 reimbursement)   .32%         .42%          .57%            .67%
 .67%         .77%            .47%        .57%

Example: Based on expenses incurred for the year ended January 31, 1995, an investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period with respect to the classes listed:


                            1 Year                        3 Years
5 Years                          10 Years
                            Proposed  Current  Current  Proposed
Current  Proposed      Current  Proposed
                            Fees          Fees       Fees
Fees           Fees      Fees               Fees        Fees
Class A              $2                $2             $6        $6
$10      $10                 $23          $23
 Class A --
Cash
Management
Fund Only          $3               $3             $8         $8
$15      $15                 $33          $33
Class B                $4               $4             $14
$14                 $24      $24                 $54          $54
Class C                $5               $5             $17
$17                 $30      $30                  $66         $66
Class E                 $3               $3             $11
$11                 $19      $19                  $42         $42

After carefully evaluating the foregoing    factors and materials
presented to it     (and after meeting in executive session with
independent counsel), the Trustees of the Trust who were not ``interested persons'' of the Trust approved, with respect to each Fund and subject to shareholder approval, the New Agreement with LBGAM, substantially in the form of Exhibit A to this Proxy Statement. The entire Board then reconvened and, with respect to each Fund, approved the New Agreement and recommended its approval
by the    Funds'     shareholders.
   If approved by shareholders of a Fund, the New Agreement will commence on February 1, 1996 with respect to such Fund, and will continue initially for a two-year period and automatically for successive annual periods thereafter; provided such continuance is approved at least annually by (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the 1940 Act) and (b) a majority of the full Board or a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act.
Required Vote
Approval of the New Agreement with respect to each Fund will require the affirmative vote of a ``majority of the outstanding voting securities'' of such Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholder approval of the New Agreement is not obtained by a Fund, LBGAM will continue to act as investment adviser to the Fund pursuant to the Current Agreement. THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE ``FOR'' PROPOSAL 2.
Proposal 3. All Funds Except the Cash Management Fund

Modification of a Fundamental Policy Regarding Borrowing.

The Proposal

The Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market Fund and Municipal Money Market Fund (the ``10% Borrowing Funds'') each has a fundamental policy prohibiting the Fund from (i) borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities) in amounts not in excess of 10% of the Fund's total assets and (ii) mortgaging, pledging or hypothecating its assets except in connection with the aforementioned borrowing and in amounts not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. In addition, a 10% Borrowing Fund may not make additional investments when borrowings exceed 5% of the Fund's assets. Further, none of the 10% Borrowing Funds, except the Government Obligations Money Market Fund and the
Treasury Instruments Money Market Fund II,    may enter into
reverse repurchase agreements. The language of these fundamental policies varies among the 10% Borrowing Funds.
Proposal 3 would modify the fundamental policy of the 10% Borrowing Funds in order to (i) increase the amount that may be borrowed from 10% to 33 1/3% of a Fund's total assets, (ii) increase the amount that may be pledged, mortgaged or hypothecated to an amount not in excess of 33 1/3% of the value of a Fund's total assets at the time of the borrowing, (iii) indicate that, subject to specific authorization from the Securities and Exchange Commission (the ``SEC''), a Fund may borrow from funds advised by the Adviser or an affiliate of the Adviser, and (iv) indicate that a permitted borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.
Adoption of the proposed investment limitation is not expected to affect the way in which the 10% Borrowing Funds are managed, the investment performance of the 10% Borrowing Funds, or the securities or instruments in which the 10% Borrowing Funds invest. However, the proposal would permit greater flexibility in the administration of the 10% Borrowing Funds' portfolios.
With respect to increasing the percentage that may be borrowed, mortgaged, pledged or hypothecated, it is believed that such an increase would benefit the 10% Borrowing Funds by expanding their range of permissible financing strategies.
With respect to permitting borrowings among affiliated funds, it is believed that this change would give the 10% Borrowing Funds the ability to borrow at a lower cost than would be the case with non-affiliated parties. However, such transactions would not be engaged in without the specific permission of the SEC, as required by the 1940 Act and the rules thereunder.
With respect to permitting the 10% Borrowing Funds to enter into reverse repurchase agreements, it is believed that such transactions would provide further means by which each Fund might avoid otherwise selling securities during unfavorable market conditions. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
Subject to shareholder approval, the Board intends to replace each 10% Borrowing Fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
   A Fund may not [B]orrow money, except that the Fund may (i) borrow money, for temporary or emergency purposes (not for leveraging or investment), from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser or an affiliate of the Adviser, and (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed one-third of the value of the particular Fund's total assets. A Fund may not mortgage, pledge or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the particular Fund's total assets. Additional investments will not be made when borrowings exceed 5% of the Fund's assets.
The Board has concluded that the proposed amendment will benefit each 10% Borrowing Fund by permitting greater flexibility in the administration of its portfolio. Accordingly, the Trustees recommend that shareholders of the 10% Borrowing Funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately.
Required Vote
With respect to each 10% Borrowing Fund, the affirmative vote of a majority of the outstanding voting securities of such Fund (as
defined on page   12    ) entitled to vote is required to approve
modification of the investment restriction regarding borrowing. If Proposal 3 is not approved by the shareholders of a 10% Borrowing Fund, the current investment restriction with respect to borrowing will remain unchanged for that Fund.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ``FOR'' PROPOSAL 3.

Proposal 4. All Funds Except Cash Management Fund

Modification of a Fundamental Policy Regarding Lending by a Fund.

The Proposal

The Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market Fund and Municipal Money Market Fund (the ``Proposal 4 Funds'') each has a fundamental policy prohibiting the Fund from lending its assets to other persons, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies. In addition, the Prime Money Market Fund, the Prime Value Money Market Fund, the Government Obligations Money Market Fund and the Treasury Instruments Money Market Fund II may enter into repurchase agreements for securities, and the Government Obligations Money Market Fund and the Treasury Instruments Money Market Fund II may also lend portfolio securities. In some instances, the language of these restrictions varies from Proposal 4 Fund to Proposal 4 Fund.
Proposal 4 would modify the fundamental investment restriction of the Proposal 4 Funds in order to (i) permit each Proposal 4 Fund to lend securities, (ii) permit each Proposal 4 Fund to enter into repurchase agreements, (iii) permit each Proposal 4 Fund, subject to specific authorization by the SEC, to lend money to other funds advised by the Adviser or an affiliate of the Adviser, and (iv) standardize the language of the investment limitation so that each Proposal 4 Fund's limitation will be substantially the same as that of the Cash Management Fund.
Adoption of the proposed limitation on lending is not expected to affect the way in which the Proposal 4 Funds are managed, the investment performance of the Proposal 4 Funds, or the securities or instruments in which the Proposal 4 Funds invest. However, the Proposal 4 Funds' portfolios may benefit from the added lending flexibility contemplated by the proposal.
If this proposal is approved by shareholders, each Proposal 4 Fund, in addition to the Government Obligations Money Market Fund and Treasury Instruments Money Market Fund, may lend portfolio securities to U.S. and foreign brokers, dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. These loans, if and when made, would not exceed 33 1/3% of the value of the Proposal 4 Fund's total assets. The Proposal 4 Fund's loans of securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies. The cash or instruments collateralizing the Proposal 4 Fund's loans of securities will be maintained at all times in a segregated account with the Proposal 4 Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Proposal 4 Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Proposal 4 Fund or with Lehman, and which is acting as a ``finder.'' With respect to loans by the Proposal 4 Fund of their portfolio securities, the Proposal 4 Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Proposal 4 Fund in connection with such loans would be invested in eligible short-term obligations.
Each Proposal 4 Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan on short notice, in accordance with SEC policy and industry standards; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers, banks or other institutions, the Fund will be subject to risks, which, like those associated with other extensions of credit, include the possible loss of rights in the collateral should the borrower fail financially.
If this proposal is approved by shareholders, the Tax-Free Money Market Fund and Municipal Money Market Fund, in addition to the other Proposal 4 Funds, may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase the securities at a
specified time and price.    A repurchase agreement is considered
to be a loan under the 1940 Act.     If the seller becomes subject
to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). A Proposal 4 Fund will enter repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Absent emergency or extraordinary circumstances, the Tax-Free Money Market Fund and the Municipal Money Market Fund do not
   presently     intend to engage in repurchase transactions,
unless such transactions would not generate taxable income to such
Funds.
If this proposal is approved by shareholders, each Proposal 4 Fund also may, subject to specific authorization by the SEC, lend money to its affiliate funds. It is believed that this type of transaction would be easier and more cost efficient administratively than lending to funds not affiliated with the Funds. It may also put the Fund in a better position to borrow money from these same affiliated funds should any of the Funds have such a need.
Subject to shareholder approval, the Trustees intend to replace each Proposal 4 Fund's current fundamental investment limitation with the following amended fundamental investment limitation governing lending by the Fund:
[A Fund may not] [m]ake loans except that the Fund may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) lend portfolio securities and
(iv) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser. The Board of Trustees has concluded that the proposed amendment will benefit each Proposal 4 Fund by allowing for added lending flexibility. Accordingly, the Trustees recommend that shareholders of each of the Proposal 4 Funds vote FOR the proposed amendment. With respect to each Proposal 4 Fund, the amended limitation, upon shareholder approval, will become effective immediately.
Required Vote
With respect to each Proposal 4 Fund, the affirmative vote of a
majority of such Fund's outstanding voting securities    (as
defined on page 12)     entitled to vote is required to approve
modification of the investment restriction regarding lending. If Proposal 4 is not approved by the shareholders of a Proposal 4 Fund, the current investment restriction with respect to making loans will remain unchanged for that Fund.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ``FOR'' PROPOSAL 4.
   Proposal 5. All Funds

To Ratify or Reject the Selection of Ernst & Young LLP as
Independent Public Accountants.

The Proposal

At the Meeting, shareholders of each Fund will be asked to vote in favor of ratifying the selection, by a majority of the Trustees who are not ``interested persons'' (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by the law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending January 31, 1996. Ernst & Young has no direct or material indirect interest in the Trust. A representative of Ernst & Young is expected to be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ``FOR'' PROPOSAL 5. Principal Underwriter, Investment Adviser and Administrator
Lehman sponsors each Fund and acts as distributor of its shares. LBGAM serves as each Fund's investment adviser. The business address for both Lehman and LBGAM is 3 World Financial Center, 200 Vesey Street, New York, New York 10285. FDISG, located at One Exchange Place, Boston, Massachusetts 02109, acts as administrator for the Trust. Patricia L. Bickimer, Secretary of the Trust and Associate General Counsel of FDISG, is a shareholder of Holdings.

Broker Non-Votes and Abstentions
If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker ``non-vote'' (i.e. shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter), is unmarked, or is marked with an abstention (collectively, ``abstentions''), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposals 1 and 5, neither abstentions nor broker non-votes have any effect on the outcome. With respect to Proposals 2, 3 and 4, abstentions and broker non-votes has the effect of a negative vote on the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.
Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Annual Report dated January 31, 1996.
SUBMISSION OF SHAREHOLDER PROPOSALS
The Trust is not generally required to hold annual or special shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of
the Trust at   First Data Investor Services Group, Inc.,     One
Exchange Place, Boston, Massachusetts 02109. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.
SHAREHOLDERS' REQUEST FOR SPECIAL MEETING
Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the shares then outstanding.
OTHER MATTERS TO COME BEFORE THE MEETING
The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
   January 3, 1996
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE OR BY FAX    (617) 871-2569.

APPENDIX A

PRINCIPAL BENEFICIAL OWNERS AS OF DECEMBER 21, 1995

Fund Name Names and
 Addresses of
 Beneficial Owners   Number of

Shares

Beneficially
 Owned   Percentage of

Shares

Beneficially
 Owned
Prime Money Market Fund    Harris Trust And Savings Bank
 200 West Monroe St.
 Chicago, IL 60606   406,906,701.80 7.56%    Tanfir & Co.
 First Interstate Bank
 26610 West Agoura Road
 Calabasas, CA 91302
   345,910,609.01 6.43%    Bankers Trust Co. Sec. Lending
 Reserve Desk
 35th Floor
 130 Liberty Street
 New York, NY 10006
   335,000,000.00 6.23% Prime Value Money Market Fund
NationsBank of Texas, NA
 1401 Elm Street
 11th Floor
 Dallas, TX 75202-2911   155,036,000.00 7.36%    Bank of America
Illinois
 231 South Lasalle
 Room 2015
 Chicago, IL 60697   145,727,000.00 6.91%    Mobilemedia
Communications Inc.
 65 Challenger Road
 Ridgefield Park, NJ 07660   108,685,433.17 5.16%    Trulin & Co.
 P.O. Box 1412
 Rochester, NY 14603
   107,867,785.67 5.12% Government Obligations Money
 Market Fund

Bank of Boston
 150 Royal St.
 Canton, MA 02021

35,820,699.25

30.18%    Oster & Co.
 P.O. Box 1338
 Victoria, TX 77902
   14,007,960.10 11.80%    New United Motor Manufacturing, Inc.
 45500 Fremont Blvd.
 Fremont, CA 94538
   13,870,000.00 11.69%    Old Kent Bank and Trust Company
 Investment Management Division
 Second Floor Monroe Building
 111 Lyon N.W.
 Grand Rapids, MI 49503
   6,000,000.00 5.06%

Fund Name Names and
 Addresses of
 Beneficial Owners   Number of

Shares

Beneficially
 Owned   Percentage of

Shares

Beneficially
 Owned
Government Obligations Money
 Market Fund (continued)

Hare & Co.
 c/o Bank of New York
 Special Processing Department
 One Wall Street,
 5th Floor
 New York, NY 10286


13,401,386.38

11.29% Cash Management Fund    Lehman Brothers Inc.
 200 Vesey Street
 28th Floor
 New York, NY 10285-1200
   1,040,000.00 99.99% Treasury Instruments Money Market
 Fund II

Macerich Partnership, L.P.
 233 Wilshire Blvd., Suite 700
 Santa Monica, CA 90401


65,286,886.05

26.05%    Health Care Service Corporation
 233 N. Michigan Avenue
 10th Floor
 Chicago, IL 60601   53,852,989.02 21.49%    BSDT as Escrow Agent
for APEX
 Property & Track Exchange, Inc.
 1606Y
 One Cabot Road
 Medford, MA 02155 25,095,083.51   10.01%    Bank of Boston
 150 Royal St.
 Mail Stop 450208
 Canton, MA 02021
   14,428,693.54 5.76%    Perusahaan Petambangan Minyak Dan
 Gas Bumi Negara (Pertamina)
 350 Park Avenue
 9th Floor
 New York, NY 10022-6022
   24,940,045.30   9.95%
   Silicon Valley Group Inc.
 2240 Ringwood Ave.
 San Jose, CA 95131
   13,184,656.43 5.26% Tax-Free Money Market Fund    Trulin & Co.
 P.O. Box 1412
 Rochester, NY 14603   15,704,399.01 20.76%    Bank of Boston
 150 Royal St.
 Canton, MA 02021   12,320,706.41 16.29%    Edrayco
 c/o First National Bank of Gainsville,
 GA
 P.O. Box 937
 Gainsville, GA 30503   7,602,885.59 10.05%

Fund Name Names and
 Addresses of
 Beneficial Owners   Number of

Shares

Beneficially
 Owned   Percentage of

Shares

Beneficially
 Owned
Tax-Free Money Market Fund
 (continued)

Douglas S. Schatz
 c/o Lehman Brothers
 1009 Lochland Court
 Fort Collins, CO 80524-9644

8,711,417.47

11.52%    Richard Egan & Maureen Egan
 TTEES The Richard Egan Trust
 DTD 5/16/86
 c/o Lehman Brothers
 2 Westborough Bus. Pk., 200 Frieberg
 Westborough, MA 01581-3911   5,304,730.18 7.01%    Trust Company
of Knoxville
 P.O. Box 789
 Knoxville, TN 37901-0789   4,181,718.30 5.53% Municipal Money
Market Fund    Employers Reinsurance Corporation
 P.O. Box 2991
 Overland Park, KS 66201-1391   25,556,685.46 22.26%    Deposit
Guaranty National Bank
 Trust Division
 P.O. Box 23110
 Jackson, MS 39225-3100   12,163,725.00 10.60%    Synopsys Inc.
 700 East Middlefield Road
 Mountain View, CA 94043   10,639,000.00 9.27%
   National Data Corp.
 One National Data Plaza
 Atlanta, GA 30329   8,000,000.00 6.97%    Sinclair Oil Corp.
 P.O. Box 30825
 Salt Lake City, Utah 84130   7,500,000.00 6.53%    Publix
Supermarket
 P.O. Box 407
 Lakeland, FL 33802   7,200,000.00 6.27%    Society Asset
Management, Inc.
 127 Public Square
 19th Floor
 Cleveland, OH 44114   6,194,449.00   5.40%    The Gap, Inc.
 900 Cherry Avenue
 San Bruno, CA 94066   6,000,000.00 5.23%



EXHIBIT A

[Name of Fund]

LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

PROPOSED INVESTMENT ADVISORY AGREEMENT

February 1, 1996

Lehman Brothers Global Asset Management Inc.
 Three World Trade Center
 New York, NY

Ladies and Gentlemen:

Lehman Brothers Institutional Funds Group Trust (the ``Trust''), a business trust organized under the laws of The Commonwealth of Massachusetts, confirms its agreement with Lehman Brothers Global Asset Management Inc. (the ``Advisor'') regarding investment advisory services to be provided by the Advisor to the [Name of Fund] (the ``Fund''), a portfolio of the Trust. The Advisor agrees to provide services upon the following terms and conditions:
1. Investment Description; Appointment.
The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust dated November 25, 1992, as amended from time to time (the ``Declaration of Trust ''), in the prospectus (the ``Prospectus'') and the statement of additional information (the ``Statement'') describing the Fund filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Prospectus, the Statement and the Declaration of Trust have been or will be submitted to the Advisor. The Trust desires to employ and appoints the Advisor to act as the Fund's investment adviser. The Advisor accepts the appointment and agrees to furnish the services for the compensation set forth below.
2. Services as Investment Advisor.
Subject to the supervision and direction of the Board of Trustees of the Trust, the Advisor has general oversight responsibility for the investment advisory services provided to the Fund and will exercise this responsibility in accordance with the Declaration of Trust, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, and with the Fund's investment objective and policies as stated in the Prospectus and Statement of Additional Information relating to the Fund as from time to time in effect. In connection therewith, the Advisor will, among other things, (a) participate in the formulation of the Fund's investment policies, (b) analyze economic trends affecting the Fund, and (c) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Act of 1934) that are provided to the Fund and may be considered by the Advisor in selecting brokers or dealers to execute particular transactions.
3. Information Provided to the Trust.
The Advisor will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Advisor believes is appropriate for this purpose.


4. Standard of Care.
The Advisor will exercise its best judgment in rendering the services described in paragraph 2 of this Agreement. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing in this Agreement may be deemed to protect or purport to protect the Advisor against any liability to the Trust or to shareholders of the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.
5. Compensation.
In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Advisor on the first business day of each month a fee for the previous month at the annual rate
of   %1 of the value of the Fund's average daily net assets. The fee for the period from the date the Fund commences its investment operations to the end of the month during which the Fund commences its investment operations will be prorated according to the proportion that the period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that the period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Advisor, the value of the Fund's net assets will be computed at the times and in the manner specified in the Prospectus and/or the Statement.
6. Expenses.
The Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to: costs incurred in connection with the Trust's organization; investment advisory, administration and shareholder servicing fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and the costs associated with maintaining the Trust's legal existence; and costs of corresponding with shareholders of the Fund.
7. Reduction of Fee.
If in any fiscal year of the Fund, the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Trust's administration agreement relating to the Fund, but excluding interest, taxes, brokerage fees, fees paid by the Fund pursuant to the Trust's shareholder services plan and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Advisor will reduce its fee to the Fund for that excess expense to the extent required by state law in the same proportion as its advisory fee bears to the Fund's aggregate fees for investment advice and administration. A fee reduction pursuant to this paragraph 7, if any, will be estimated, reconciled and paid on a monthly basis.
8. Services to Other Companies or Accounts.
(a) The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and may act in the future as investment adviser to other investment companies, and the Trust has no objection to the Advisor so acting, provided that whenever the Fund and one or more fiduciary and other managed accounts or other investment companies advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Advisor to be equitable to each. The Trust recognizes that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
(b) The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.


1 Please see Schedule A for a list of fees.

9. Term of Agreement.
(a) This Agreement will become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a ``majority'' (as defined in the Investment Company Act of 1940, as amended (the ``1940 Act'')) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not ``interested persons'' (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.
(b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's outstanding voting securities, or upon 90 days' written notice, by the Advisor.
(c) This Agreement will terminate automatically in the event of its ``assignment'' (as defined in the 1940 Act).
10. Representation by the Trust.
The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.
11. Limitation of Liability.
The Trust and the Advisor agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees of the Trust, shareholders of the Fund, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees, nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the assets and property of the Fund as provided in its Declaration of Trust. No series of the Trust, including the Fund, will be liable for any claims against any other series.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.
Very truly yours,

LEHMAN BROTHERS INSTITUTIONAL
 FUNDS GROUP TRUST

By:
 Name:
 Title:

Accepted:

LEHMAN BROTHERS GLOBAL
 ASSET MANAGEMENT INC.

By:
 Name:
 Title:


SCHEDULE A
 effective February 1, 1996


Name of Fund Contractual
 Rate Prime Money Market Fund    .20% Prime Value Money Market
Fund    .20% Government Obligations Money Market Fund    .20% Cash
Management Fund    .20% Treasury Instruments Money Market Fund II
 .20% Municipal Money Market Fund    .20% Tax-Free Money Market
Fund    .20%


EXHIBIT A


[Name of Fund]

LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

PROPOSED
INVESTMENT ADVISORY AGREEMENT


									February 1,
1996


Lehman Brothers Global Asset Management Inc.
Three World Trade Center
New York, NY

Ladies and Gentlemen:

		Lehman Brothers Institutional Funds Group Trust (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, confirms its agreement with Lehman Brothers Global Asset Management Inc. (the "Advisor") regarding investment advisory services to be provided by the Advisor to the [Name of Fund] (the "Fund"), a portfolio of the Trust. The
Advisor agrees to provide services upon the following terms and conditions:

	1.	Investment Description; Appointment.

		The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust dated November 25, 1992, as amended from time to time (the "Declaration of Trust "), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") describing the Fund filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Prospectus, the Statement and the Declaration of Trust have been or will be submitted to the Advisor. The Trust desires to employ and appoints the Advisor to act as the Fund's investment adviser. The Advisor accepts the appointment and agrees to furnish the services for the compensation set forth below.

	2.	Services as Investment Adviser.

		Subject to the supervision and direction of the Board of Trustees of the Trust, the Advisor has general oversight responsibility for the investment advisory services provided to the Fund and will exercise this responsibility in accordance with the Declaration of Trust, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, and with the Fund's investment objective and policies as stated in the Prospectus and Statement of Additional Information relating to the Fund as from time to time in effect.
In connection therewith, the Advisor will, among other things, (a) participate in the formulation of the Fund's investment policies,
(b) analyze economic trends affecting the Fund, and (c) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Act of 1934) that are provided to the Fund and may be considered by the Advisor in selecting brokers or dealers to execute particular transactions.

	3.	Information Provided to the Trust.

		The Advisor will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Advisor believes is appropriate for this purpose.

	4.	Standard of Care.

		The Advisor will exercise its best judgment in rendering the services described in paragraph 2 of this Agreement. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing in this Agreement may be deemed to protect or purport to protect the Advisor against any liability to the Trust or to shareholders of the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

	5.	Compensation.

		In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Advisor on the first business day of each month a fee for the previous month at the annual rate of __% of the value of the Fund's average daily net assets. The fee for the period from the date the Fund commences its investment operations to the end of the month during which the Fund commences its investment operations will be prorated according to the proportion that the period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that the period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Advisor, the value of the Fund's net assets will be computed at the times and in the manner specified in the Prospectus and/or the Statement.

	6.	Expenses.

		The Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to: costs incurred in connection with the Trust's organization; investment advisory, administration and shareholder servicing fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and the costs associated with maintaining the Trust's legal existence; and costs of corresponding with shareholders of the Fund.

	7.	Reduction of Fee.

		If in any fiscal year of the Fund, the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Trust's administration agreement relating to the Fund, but excluding interest, taxes, brokerage fees, fees paid by the Fund pursuant to the Trust's shareholder services plan and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Advisor will reduce its fee to the Fund for that excess expense to the extent required by state law in the same proportion as its advisory fee bears to the Fund's aggregate fees for investment advice and administration. A fee reduction pursuant to this paragraph 7, if any, will be estimated, reconciled and paid on a monthly basis.

	8.	Services to Other Companies or Accounts.

		(a) The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and may act in the future as investment adviser to other investment companies, and the Trust has no objection to the Advisor so acting, provided that whenever the Fund and one or more fiduciary and other managed accounts or other investment companies advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Advisor to be equitable to each. The
Trust recognizes that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

		(b) The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

	9.	Term of Agreement.

		(a) This Agreement will become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940
Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

		(b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's outstanding voting securities, or upon 90 days' written notice, by the Advisor.

		(c) This Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

	10.	Representation by the Trust.

		The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

	11.	Limitation of Liability.

		The Trust and the Advisor agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees of the Trust, shareholders of the Fund, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the Declaration of Trust.
The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees, nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the assets and property of the Fund as provided in its Declaration of Trust . No series of the Trust, including the Fund, will be liable for any claims against any other series.

*          *          *          *          *




		If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.


	Very truly yours,


	LEHMAN BROTHERS INSTITUTIONAL 		FUNDS GROUP TRUST



By:
	   Name:
   Title:


Accepted:

LEHMAN BROTHERS GLOBAL
ASSET MANAGEMENT INC.



By:
   Name:
   Title:




SCHEDULE A
effective February 1, 1996


Name of Fund
Cont
ract
ual
Rate




Prime Money Market Fund
 .20%

Prime Value Money Market Fund
 .20%

Government Obligations Money
Market Fund
 .20%

Cash Management Fund
 .20%

Treasury Instruments Money Market
Fund II
 .20%

Municipal Money Market Fund
 .20%

Tax-Free Money Market Fund
 .20%




  Please see Schedule A for a list of fees.
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Beneficial Interest of Lehman Brothers Institutional Funds Group Trust, a Massachusetts business trust (the "Trust"), hereby appoints Michael C. Kardok and Elizabeth A. Russell, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of Lehman Brothers at 3 World Financial Center, 200 Vesey Street, New York, New York 10285 at 10:00 a.m., on January 31, 1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


									NOTE: Please
sign exactly as your name appears on this
				 					Proxy.  If
joint owners, EITHER may sign this Proxy.
									When signing
as attorney, executor, administrator,
									trustee,
guardian or corporate officer, please give your
									full title.
									DATE:








	    Signature(s) (Title(s), if applicable)
									    PLEASE
SIGN, DATE AND RETURN
									PROMPTLY IN
THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF YOU ARE A SHAREHOLDER OF THE CASH MANAGEMENT FUND, YOU SHOULD VOTE ONLY ON PROPOSALS 1, 2 AND 5. IF YOU ARE A SHAREHOLDER OF ANY OTHER FUND, YOU SHOULD VOTE ON ALL PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AND FOR PROPOSALS 2, 3 (All Funds except Cash Management Fund), 4 (All Funds except Cash Management Fund) and 5.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF NOMINEES FOR TRUSTEE OF THE TRUST
	FOR all nominees listed  *

	(except as marked to the contrary below)


	WITHHOLD AUTHORITY  *

	to vote for all nominees

Charles F. Barber, James A. Carbone, Burt N. Dorsett,
Andrew F. Gordon, Edward J. Kaier, and S. Donald Wiley

(Instruction: To withhold authority for any individual, write his name on the line below)

__________________________________________________________________
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2.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT		FOR
*    AGAINST  *    ABSTAIN  *

3.  APPROVAL OF MODIFICATION OF INVESTMENT
	FOR  *    AGAINST  *    ABSTAIN  *
     RESTRICTION REGARDING BORROWING

4.  APPROVAL OF MODIFICATION OF INVESTMENT
	FOR  *    AGAINST  *    ABSTAIN  *
     RESTRICTION REGARDING MAKING LOANS

5.  RATIFICATION OF SELECTION OF INDEPENDENT
	FOR  *    AGAINST  *    ABSTAIN  *
     PUBLIC ACCOUNTANTS.
The Board of Trustees recommends that the shareholders vote "FOR" election of the nominees for Trustee of the Trust; vote "FOR" approval of the new investment advisory agreement for each Fund between the Trust, on behalf of such Fund, and Lehman Brothers Global Asset Management Inc.; vote "FOR" approval of a
modification to certain    Fund's     investment restriction
regarding
borrowing; vote "FOR" approval of a modification to certain
   Fund's
investment restriction regarding making loans; and vote "FOR" ratification of selection of independent public accountants.